LICENSE AGREEMENT

This License Agreement (“Agreement”) dated this 1st day of May 2014, by and between Flex Pharma, Inc., a Massachusetts Corporation, with an office at 800 Boylston Street, 24th Floor, Boston, Massachusetts 02199 (hereinafter “FLEX”) and ECLDS, LLC, a limited liability company with an office located at Two International Place, Floor 23, Boston, Massachusetts 02110 (hereinafter “ECLDS”):

1.       FLEX hereby grants a license to ECLDS to use and occupy approximately 2,647 square feet of office space on the twenty fourth floor of the building located at 800 Boylston Street, Boston, Massachusetts, together with the right to utilize in common with others, for ingress and egress, the following areas: the back corridor, IT room and kitchen (collectively, the “Common Areas”), along with six cubicles and six offices, which space is more particularly shown on Schedule A attached hereto and incorporated herein.

2.       Under the terms of this Agreement, ECLDS will be responsible for the cost of any computer hardware, software upgrades or maintenance to equipment owned by ECLDS. In addition, ECLDS will be responsible for any computer and telephone related costs resulting from the move of ECLDS to 800 Boylston Street. Costs may include but not be limited to wiring of the office to accommodate ECLDS’ phone and fax needs, telephone programming to add new numbers and mailboxes, and consultant cost to install ECLDS technology.

3.       The term of this Agreement shall be three (3) years and four (4) months commencing May 1, 2014 and, notwithstanding any earlier termination, expiring on or before August 30, 2017 (“Initial Term”).

4.       Beginning on August 1, 2014, ECLDS shall pay to FLEX, without notice or demand and without abatement, deduction or offset a license fee of $7,721.23 per month ($35.00 psf on 2,647.28 square feet) by the 25th of the prior month at the office of FLEX or such other place as FLEX may designate.

5.       An amount of $15,442.46 (two months of license fees) shall be deposited with FLEX at signing as security for ECLDS’ compliance with this Agreement.

6.       Both Parties shall have the right to terminate this Agreement with 90 days written notice during the Initial Term.

7.       Upon termination of this Agreement, ECLDS shall, at its sole cost and expense, remove all personal property from the premise.

8.       ECLDS agrees to indemnify and hold harmless FLEX against any and all loss or damage to third persons and property resulting directly from acts or omissions of ECLDS, or from the use of the premise and not resulting ftom negligent or wrongful act of FLEX, its agents, guests, employees or servants.

9.       Neither FLEX nor any agent or employee of FLEX shall be liable to ECLDS, its employees, agents or licensees for any damage to, or loss (by theft, vandalism or otherwise) of any of ECLDS’s property and/or property of any other persons, irrespective of the cause of such injury, damage or loss (unless the sole cause is FLEX’s negligence).

10.     ECLDS will be responsible for any and all insurance for its personal and professional items on the 24th floor.

ECLDS, LLC	Flex Pharma, Inc.
/s/ James Kittler	By: /s/ Brian Malone

Schedule A

AMENDMENT TO LICENSE AGREEMENT

This Amendment to License Agreement (the “Amendment”) dated the 29th day of September, 2014, is entered by and between Flex Pharma, Inc. (“FLEX”) and ECLDS, LLC (“ECLDS”).  Capitalized terms used herein not otherwise defined shall have the meanings ascribed to them in the License Agreement.

Whereas, FLEX and ECLDS entered into that certain License Agreement dated May 1, 2014 (the “License Agreement”) pursuant to which ECLDS licenses certain office space from FLEX; and

Whereas, the parties desire to amend the License Agreement as set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.   Section 1 of the License Agreement is hereby amended and restated in its entirety as follows:

“FLEX hereby grants a license to ECLDS to use and occupy approximate 2,362 square feet of office space on the twenty fourth floor of the building located at 800 Boylston Street, Boston, Massachusetts, together with the right to utilize in common with others, for ingress and egress, the following areas: the back corridor, IT room and kitchen (collectively, the “Common Areas”), along with cubicles and four offices, which space is more particularly described on Schedule A attached hereto and incorporated herein.”

2. Section 4 of the License Agreement is hereby amended by adding the following to the end of such section:

“Beginning on October 1, 2014, the amount payable by ECLDS to FLEX shall be increased to $6,889.98 ($35.00 psf on 2,362.28 square feet).”

3.  Schedule A attached to the License Agreement is hereby replaced with Schedule A attached hereto.

4.  This Amendment shall take effect as of the date hereof. All other terms and provisions of the License Agreement not expressly modified by this Amendment shall remain in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed collectively to be one agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

ECLDS, LLC	FLEX PHARMA, INC.

/s/ James Kittler	/s/ John McCabe
Name: James M. Kittler	Name: John McCabe
Title: Manager	Title: VP, Finance

Schedule A

SECOND AMENDMENT TO LICENSE AGREEMENT

This Second Amendment to License Agreement (the “Amendment”), effective as of January 15, 2015, is entered by and between Flex Pharma, Inc. (“FLEX”) and ECLDS, LLC (“ECLDS”). Capitalized terms used herein not otherwise defined shall have the meanings ascribed to them in the License Agreement.

Whereas, FLEX and ECLDS entered into that certain License Agreement dated May 1, 2014 as amended by that certain amendment dated September 26, 2014 (the “License Agreement”) pursuant to which ECLDS licenses certain office space from FLEX; and

Whereas, the parties desire to amend the License Agreement as set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.Section 1 of the License Agreement is hereby amended and restated in its entirety as follows:
“FLEX hereby grants a license to ECLDS to use and occupy approximate 1,837 square feet of office space on the twenty fourth floor of the building located at 800 Boylston Street, Boston, Massachusetts, together with the right to utilize in common with others, for ingress and egress, the following areas: the back corridor, IT room and kitchen (collectively, the “Common Areas”), along with cubicles and four offices, which space is more particularly described on Schedule A attached hereto and incorporated herein. In addition, FLEX and ECLDS agree that during the hours of 8:00 a.m. ET to 1:00 p.m. ET, ECLDS shall have a license to use and occupy the “NY Conf Room” described on Schedule A.”

2.Section 4 of the License Agreement is hereby amended by adding the following to the end of such section:
“Effective as of January 1, 2015, the amount payable by ECLDS to FLEX shall be increased to $5,686.86.”

3.Schedule A attached to the License Agreement is hereby replaced with Schedule A attached hereto.
4.The parties acknowledge and agree that an aggregate amount of $820.33 has been previously credited to ECLCS reflecting certain reduced usage of the office space by ECLDS since October 1, 2014.
5.This Amendment shall take effect as of the date hereof. All other terms and provisions of the License Agreement not expressly modified by this Amendment shall remain in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed collectively to be one agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

ECLDS, LLC /s/ James Kittler_________ Name: James Kittler Title: Manager	FLEX PHARMA, INC. _/s/ John McCabe______________________ Name: John McCabe Title: VP, Finance

Schedule A

THIRD AMENDMENT TO LICENSE AGREEMENT

This Third Amendment to License Agreement (the “Amendment”), effective as of May 1, 2015, is entered by and between Flex Pharma, Inc. (“FLEX”) and ECLDS, LLC (“ECLDS”). Capitalized terms used herein not otherwise defined shall have the meanings ascribed to them in the License Agreement (as defined below).

Whereas, FLEX and ECLDS entered into that certain License Agreement dated May 1, 2014, as amended by those certain amendments dated September 26, 2014 and January 15, 2015 (as amended, the “License Agreement”) pursuant to which ECLDS licenses certain office space from FLEX; and

Whereas, the parties desire to amend the License Agreement as set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.	Section 1 of the License Agreement is hereby amended and restated in its entirety as follows:
“FLEX hereby grants a license to ECLDS to use and occupy approximate 1,602 square feet of office space on the twenty fourth floor of the building located at 800 Boylston Street, Boston, Massachusetts, together with the right to utilize in common with others, for ingress and egress, the following areas: the back corridor, IT room and kitchen (collectively, the “Common Areas”), along with cubicles and four offices, which space is more particularly described on Schedule A attached hereto and incorporated herein. In addition, FLEX and ECLDS agree that during the hours of 8:00 a.m. ET to 1:00 p.m. ET, ECLDS shall have a license to use and occupy the office described as “Miami” on Schedule A.”

2.Section 4 of the License Agreement is hereby amended by adding the following to the end of such section:
“Effective as of May 1, 2015, the amount payable by ECLDS to FLEX shall be decreased to $4,828.36.”

3.Schedule A attached to the License Agreement is hereby replaced with Schedule A attached hereto.
4.This Amendment shall take effect as of the date hereof. All other terms and provisions of the License Agreement not expressly modified by this Amendment shall remain in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed collectively to be one agreement.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

ECLDS, LLC /s/ James Kittler_________ Name: James Kittler Title: Manager	FLEX PHARMA, INC. /s/ John McCabe______________________ Name: John McCabe Title: VP, Finance

Schedule A

FOURTH AMENDMENT TO LICENSE AGREEMENT

This Fourth Amendment to License Agreement (the “Amendment”), effective as of September 1, 2015, is entered by and between Flex Pharma, Inc. (“FLEX”) and ECLDS, LLC (“ECLDS”). Capitalized terms used herein not otherwise defined shall have the meanings ascribed to them in the License Agreement (as defined below).

Whereas, FLEX and ECLDS entered into that certain License Agreement dated May 1, 2014, as amended by those certain amendments dated September 26, 2014, January 15, 2015 and May 1, 2015 (as amended, the “License Agreement”) pursuant to which ECLDS licenses certain office space from FLEX; and

Whereas, the parties desire to amend the License Agreement as set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.	Section 1 of the License Agreement is hereby amended and restated in its entirety as follows:
“FLEX hereby grants a license to ECLDS to use and occupy approximate 1,602 square feet of office space on the twenty fourth floor of the building located at 800 Boylston Street, Boston, Massachusetts, together with the right to utilize in common with others, for ingress and egress, the following areas: the back corridor, IT room and kitchen (collectively, the “Common Areas”), along with cubicles and four offices, which space is more particularly described on Schedule A attached hereto and incorporated herein. In addition, FLEX and ECLDS agree that (i) during the hours of 8:00 a.m. ET to 1:00 p.m. ET, ECLDS shall have a license to use and occupy the office described as “Miami” on Schedule A and (ii) ECLDS shall have a license to use and occupy the office described as “New York” on Schedule A for 10% of each workday at mutually agreeable times.

2.Section 4 of the License Agreement is hereby amended by adding the following to the end of such section:
“Effective as of September 1, 2015, the amount payable by ECLDS to FLEX shall be decreased to $4,481.81”

3.Schedule A attached to the License Agreement is hereby replaced with Schedule A attached hereto.
4.This Amendment shall take effect as of the date hereof. All other terms and provisions of the License Agreement not expressly modified by this Amendment shall remain in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed collectively to be one agreement.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

ECLDS, LLC /s/ James Kittler_________ Name: James Kittler Title: Manager	FLEX PHARMA, INC. /s/ John McCabe______________________ Name: John McCabe Title: VP, Finance

Schedule A

FIFTH AMENDMENT TO LICENSE AGREEMENT

This Fifth Amendment to License Agreement (the “Amendment”), effective as of October 1, 2015, is entered by and between Flex Pharma, Inc. (“FLEX”) and ECLDS, LLC (“ECLDS”). Capitalized terms used herein not otherwise defined shall have the meanings ascribed to them in the License Agreement (as defined below).

Whereas, FLEX and ECLDS entered into that certain License Agreement dated May 1, 2014, as amended by those certain amendments dated September 26, 2014, January 15, 2015, May 1, 2015 and September 1, 2015 (as amended, the “License Agreement”) pursuant to which ECLDS licenses certain office space from FLEX; and

Whereas, the parties desire to amend the License Agreement as set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.Section 1 of the License Agreement is hereby amended and restated in its entirety as follows:

“FLEX hereby grants a license to ECLDS to use and occupy approximate 1,602 square feet of office space on the twenty fourth floor of the building located at 800 Boylston Street, Boston, Massachusetts, together with the right to utilize in common with others, for ingress and egress, the following areas: the back corridor, IT room and kitchen (collectively, the “Common Areas”), along with cubicles and four offices, which space is more particularly described on Schedule A attached hereto and incorporated herein. In addition, FLEX and ECLDS agree that (i) during the hours of 8:00 a.m. ET to 1:00 p.m. ET, ECLDS shall have a license to use and occupy the office described as “Miami” on Schedule A and (ii) ECLDS shall have a license to use and occupy the office described as “New York” on Schedule A for 25% of each workday at mutually agreeable times.

2.Section 4 of the License Agreement is hereby amended by adding the following to the end of such section:

“Effective as of September 1, 2015, the amount payable by ECLDS to FLEX shall be decreased to $4,539.57”

3.Schedule A attached to the License Agreement is hereby replaced with Schedule A attached hereto.

4.This Amendment shall take effect as of the date hereof. All other terms and provisions of the License Agreement not expressly modified by this Amendment shall remain in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed collectively to be one agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

ECLDS, LLC /s/ James Kittler_________ Name: James Kittler Title: Manager	FLEX PHARMA, INC. /s/ John McCabe______________________ Name: John McCabe Title: VP, Finance

Schedule A